STI CLASSIC VARIABLE TRUST

                      Supplement Dated July 31, 2002 to the
                               Prospectus and the
                   Statement of Additional Information ("SAI")
                                Dated May 1, 2002


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS AND SAI.

On May 14, 2002, the Board of Trustees of the STI Classic Variable Trust approved a Plan of Reorganization and Liquidation (the "Plan") for the STI Classic Variable Quality Growth Stock Fund to combine with the STI Classic Variable Capital Appreciation Fund, subject to shareholder approval. Pursuant to the Plan, the STI Classic Variable Capital Appreciation Fund would acquire the assets and liabilities of the STI Classic Variable Quality Growth Stock Fund. Upon completion of the reorganization, shares of the STI Classic Variable Capital Appreciation Fund would be distributed to the shareholders of the STI Classic Variable Quality Growth Stock Fund.

Shareholders of the STI Classic Variable Quality Growth Stock Fund, who were shareholders of record on June 12, 2002, will be asked to consider the reorganization transaction at a Special Meeting of Shareholders that is expected to be held in September 2002.







               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.











                                                                STI-SU-007-0100